Summary of Net Realized Investment Gains And Losses (Parenthetical) (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Net Realized Investment Gains and Losses
Proceeds from sales of available-for-sale securities	$ 852	$ 466	$ 647
Gross realized gains	49	11	17
Gross realized losses	89	36	10
Non-credit losses included in other comprehensive income	$ 6	$ 2	$ 1